POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each and any of:


Christopher J. Dean

his true and lawful attorney-in-fact and agent, with
full power of substitution and resubstitution, for him
and in his name, place and stead, in any and all
capacities (until revoked in writing) to sign any and
all instruments, certificates and documents required
to be executed on behalf of himself individually or on
behalf of each or any of the entities listed on the
attached Exhibit A, on matters pursuant to:
(a)	Sections 13 and 16 of the
Securities Exchange Act of
1934, as amended (the
"Exchange Act"), and any and
all regulations promulgated
thereunder, and
(b)	any written ballot or proxy
with respect to the
investment securities owned
by any of the foregoing,
and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange
Act or by the By-laws of the National Association of Securities Dealers, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
The undersigned hereby acknowledges that this Power of Attorney supercedes, revokes and terminates any power of attorney executed by the undersigned prior to the date hereof for the purposes listed above.

[Exhibit A and Signature Pages Follow]


Power of Attorney
Exhibit A

Summit Ventures, L.P.
Summit Partners Blocker,
Inc.
Summit Ventures II, L.P.
Summit Partners FF Corp
SV Eurofund, C.V.
Summit Partners Holdings,
L.P.
Summit Ventures III, L.P.
Summit Partners II, L.P.
Summit Ventures IV, L.P.
Summit Partners III, L.P.
Summit Ventures V, L.P.
Summit Partners IV, L.P.
Summit V Companion Fund,
L.P.
Summit Partners LLC
Summit V Advisors Fund,
L.P.
Summit Partners SD II, LLC
Summit V Advisors Fund QP,
L.P.
Summit Partners SD, L.P.
Summit Ventures VI-A, L.P.
Summit Partners V, L.P.
Summit Ventures VI-B, L.P.
Summit Partners VI (GP),
L.P.
Summit VI Advisors Fund,
L.P.
Summit Partners VI (GP),
LLC
Summit VI Entrepreneurs
Fund L.P.
SV International, L.P.
Summit Subordinated Debt
Fund, L.P.
SWC Holdings Co.
Summit Subordinated Debt
Fund II, L.P.
Summit Investment Holdings
Trust
Summit Accelerator Fund,
L.P.
Summit Investment Holdings
Trust II
Summit Founders' Fund,
L.P.
Summit Investors Holdings
Trust
Summit Founders' Fund II,
L.P.
Summit Master Company, LLC
Summit Accelerator
Founders' Fund, L.P.
Summit Partners Holding
GmBh
Summit Investors, L.P.
Summit Partners Sarl
Summit Investors II, L.P.
Summit Partners, L.P.
Summit Investors III, L.P.
Summit Partners, Ltd.
Summit Investors (SAF) IV,
L.P.
Summit UK Advisory LLC
Summit Investors VI, L.P.
Summit/Meditech LLC
Summit Incentive Plan,
L.P.
SV VI-B Bennington Blocker
Corp
Summit Incentive Plan II,
L.P.
SV VI-B Bennington
Holdings LP
SP (1984), LP (f/k/a
Summit Partners, L.P.)
SD II Bennington Blocker
Corp
S-K Investment Corp
SV VI-B Commnet Common
Blocker Corp.
Stamps, Woodsum & Co.
SV VI-B Commnet Holdings,
L.P.
Stamps, Woodsum & Co. II
SV VI-B Commnet Preferred
Blocker Corp.
Stamps, Woodsum & Co. III
SV VI-B Eyeglass Common
Blocker
Stamps, Woodsum &Co. IV
SV VI-B Eyeglass Holdings
LP
Summit Accelerator
Management, LLC
SV VI-B Eyeglass Preferred
Blocker
Summit Accelerator
Management, LP
SD II Eyeglass Holdings LP
Summit Accelerator
Partners, LLC

Summit Accelerator
Partners, LP



IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 20th day of January, 2005.


/s/ Christopher J. Dean
Christopher J. Dean

Commonwealth of Massachusetts)
ss:
County of Suffolk)

On this 20th day of January, 2005, before me personally came Christopher J. Dean, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Cynthia R. Freedman
Notary Public